Lincoln - VA II (SEC, subacct inception date)

=================================================================================================================
                                                   One Quarter
-----------------------------------------------------------------------------------------------------------------
                      Small Cap     Index    Growth II     Balanced     Growth I     Asst. Mgr.     Equity Income
-----------------------------------------------------------------------------------------------------------------
Fund Value             $942.15
Fee                      $0.21
-----------------------------------------------------------------------------------------------------------------
Surr Charge             $56.52
Final Value            $885.42
Cumulative Return     -11.458%
Annualized Return     -38.539%
-----------------------------------------------------------------------------------------------------------------

Calculation of Previous Quarter's Return

Final Value Quarter One = 1,000 * (31-Dec-97 Unit Value/30-Sep-97 Unit Value) - Annual Fee - Surrender Charge
Cumulative Return = Final Value Quarter One/1,000 - 1
Annualized Return = (Final Value Quarter One/1,000) * 4 - 1

-----------------------------------------------------------------------------------------------------------------
Date                  Small Cap    Index     Growth II     Balanced     Growth I     Asst. Mgr.     Equity Income
-----------------------------------------------------------------------------------------------------------------
          09/30/97    18.714800
-----------------------------------------------------------------------------------------------------------------
          12/31/97    17.632200
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                       Year To Date
-----------------------------------------------------------------------------------------------------------------
                       Small Cap    Index     Growth II     Balanced     Growth I     Asst. Mgr.     Equity Income
Fund Value            $1,153.48
                      -------------------------------------------------------------------------------------------
Fee                       $0.21
-----------------------------------------------------------------------------------------------------------------
Surr Charge              $56.52
                      -------------------------------------------------------------------------------------------
Final Value             $885.42
                       -------------------------------------------------------------------------------------------
Annualized Return      -11.458%
-----------------------------------------------------------------------------------------------------------------

Calculation of Year to Date Return

Final Value Year to Date = 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit value) - Annual Fee - Surrender Charge
Annualized Return = Final Value Year to Date/1,000 - 1

-----------------------------------------------------------------------------------------------------------------
Date                  Small Cap    Index     Growth II     Balanced     Growth I     Asst. Mgr.     Equity Income
-----------------------------------------------------------------------------------------------------------------
          12/31/96    15.286100
-----------------------------------------------------------------------------------------------------------------
          12/31/97    17.632200
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Separate Account L - Standardized 1 Year Returns

One Year Returns Period Ending 12/31/97
-----------------------------------------------------------------------------------------------------------------
                     Small Cap     Index     Growth II     Balanced     Growth I     Asst. Mgr.     Equity Income
-----------------------------------------------------------------------------------------------------------------
Fund Value            $1,153.48
                      -------------------------------------------------------------------------------------------
Fee                       $0.24
-----------------------------------------------------------------------------------------------------------------
Surr Charge              $69.19
                      -------------------------------------------------------------------------------------------
Final Value           $1,084.05
                      -------------------------------------------------------------------------------------------
Annualized Return        8.405%
-----------------------------------------------------------------------------------------------------------------

Calculation of Annual Return

Final Value = 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit value) - Annual Fee - Surrender Charge
Annualized Return = Final Value/1,000 - 1

------------------------------------------------------------------------------------------------
Date                Small Cap  Index    Growth II  Balanced Growth I  Asst. Mgr.  Equity Income
------------------------------------------------------------------------------------------------
      12/31/96      15.286100
------------------------------------------------------------------------------------------------
      12/31/97      17.632200
------------------------------------------------------------------------------------------------
================================================================================================

================================================================================================
Separate Account L - Standardized Lifetime Returns
                                                   Lifetime
------------------------------------------------------------------------------------------------
                    Small Cap  Index    Growth II  Balanced  Growth I  Asst. Mgr.  Equity Income
------------------------------------------------------------------------------------------------
Two Years Prior      $1,025.30
                    ----------------------------------------------------------------------------
Fee                      $0.21
                    ----------------------------------------------------------------------------
Final Value          $1,025.09
------------------------------------------------------------------------------------------------
One Year Prior       $1,182.42
                    ----------------------------------------------------------------------------
Fee                      $0.22
                    ----------------------------------------------------------------------------
Period (Years)            1.26
------------------------------------------------------------------------------------------------
Surr Charge             $70.93
                    ----------------------------------------------------------------------------
Final Value          $1,111.27
                    ----------------------------------------------------------------------------
Cumulative Return      11.127%
                    ----------------------------------------------------------------------------
Annualized Return       8.712%
------------------------------------------------------------------------------------------------

Calculation of Lifetime Return

Final Value Year One = 1,000 * (31-Dec-96 Unit Value/26-Sep-96 Unit value) - Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit value) - Annual Fee Year Two - Surrender
Cumulative Return = (Final Value for Last Year/1000) - 1
Annualized Return = (Final Value for Last Year/1,000 * (1/Period) - 1

-------------------------------------------------------------------------------------------------------------
Date                        Small Cap  Index    Growth II  Balanced  Growth I  Asst. Mgr.  Equity Income
-------------------------------------------------------------------------------------------------------------
Inception Date               09/26/96
-------------------------------------------------------------------------------------------------------------
Inception Date Unit Value   14.853500
-------------------------------------------------------------------------------------------------------------
                 12/31/96   15.286100
-------------------------------------------------------------------------------------------------------------
                 12/31/97   17.632200
-------------------------------------------------------------------------------------------------------------
=============================================================================================================